UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Passing of Chairman, President and Chief Executive Officer Edward K. Christian

On Monday, August 22, 2022, Saga Communications, Inc. (the “Company” or “Saga”) issued a press release announcing that President, Chief Executive Officer and Chairman of the Board, Edward K. Christian passed away on Friday, August 19, 2022. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Appointment of Interim President and Chief Executive Officer Warren S. Lada

On August 21, 2022, the Board appointed Warren S. Lada, a current member of the Board, as Interim President and Chief Executive Officer, to serve while the Board conducts a formal search for a permanent successor to Mr. Christian. In addition to his new role as Interim President and Chief Executive Officer, Mr. Lada will continue to serve as a member of the Company’s Board.

Warren S. Lada, 67, joined the Board in May of 2018. Mr. Lada served as Chief Operating Officer of the Company from March 2016 to June 30, 2018. Mr. Lada began his broadcast career in 1976 and served in various capacities for several broadcast companies before joining Saga in 1991. He initially served as General Manager of WAQY, Rock 102 in Springfield, MA and Regional Vice President for Saga Communications of New England. Mr. Lada held several positions during his twenty-seven years with the Company

There are no arrangements or understandings between Mr. Lada and any other persons pursuant to which Mr. Lada was selected as an officer of the Company, and Mr. Lada has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Act.

Board Committee Assignments

In light of Mr. Lada’s appointment as Interim President and CEO, he has stepped down from the Finance and Audit Committee. Independent director Roy F. Coppedge III has been appointed into the Committee in his stead. Thus the membership of the Finance and Audit Committee now consist of Messrs. Bergner, Clarke and Coppedge. Mr. Clarke is the Chairman of the Finance and Audit Committee. The Board designated Mr. Clarke as an “audit committee financial expert” as that term is defined in the SEC rules. The Board has determined that all members of the Finance and Audit Committee are independent under the rules of the SEC and under NASDAQ’s listing requirements.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 22, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 22, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: August 22, 2022	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer